1© 2014 | Earnings Webcast & Conference Call Second Quarter FY 2016 February 4, 2016 EXHIBIT 99.2

2 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” could be” and other words of similar meaning, are forward-looking statements. In particular, information referred to as “Fiscal Year 2016 Financial Guidance” or our three-year performance objectives and outlook are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “2015 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2015 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3 Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company's results in this presentation are presented in accordance with generally accepted accounting principles in the United States (“GAAP”) except where otherwise noted. In certain circumstances, results have been presented on an adjusted basis and are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's reported results. With regard to statements in this presentation that include certain Non-GAAP financial measures, the adjusted operating income and adjusted earnings measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing performance. These adjusted measures exclude the impact of Acquisition Amortization and Other Costs which represent the amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisition activities. The Adjusted Operating income, Adjusted Operating income margin and Adjusted Diluted earnings per share fiscal year 2016 guidance provided in this presentation is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. We also provide information on our Free cash flows because we believe this helps investors understand the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments. Free cash flows is a Non-GAAP measure and is defined by the Company as Net cash flows provided by operating activities less capital expenditures, software purchases and capitalized internal use software. The Company believes Non-GAAP financial information helps investors understand the effect of these items on our reported results and provides a better representation of our operating performance. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between our current results and prior reported results, and as a basis for planning and forecasting for future periods. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the attached Appendix. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright. Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

4 Key Messages • Pleased with Q2 and first half financial results • Strong sales performance in Q2 • Signed Barclays for Europe and Asia to APTP platform • Sales pipeline momentum remains robust • Positions us to achieve full year sales guidance • Maintaining FY16 guidance highlighted by solid recurring fee revenue growth, strong sales performance and 98% revenue retention rate • Delivering strong results in the near term and investing in the business to drive continued growth over the long term

5 Q2FY16 Financial Highlights • Q2 recurring fee revenues were up 8% • Adjusted Diluted earnings per share (EPS) up 19% in Q2 and up 15% year to date • Reaffirming full year 2016 guidance, including: ▪ Recurring fee revenue growth of 10-12% (total revenue growth of 8-10%) ▪ Adjusted Diluted EPS growth in the range of 8% to 12% ▪ Closed sales in the range of $120M-$160M Note: Our guidance does not take into consideration the effect of any future acquisitions, additional debt or share repurchases.

6 Q2FY16 Business Update • Closed Sales of $49M in Q2 ▪ Pipeline remains robust with good momentum • Signed Barclays to APTP platform ▪ Third client signed to alliance with Accenture ▪ Societe Generale went live in London during Q2 • Acquisition Update: QED Financial Systems ▪ Closed in November; purchase price of ~$15M ▪ Provides investment accounting solutions to public sector institutional investors ▪ Broadens our buy side offering • SEC mutual fund rule proposal - filed second letter January 13, 2016

7 2Q FY16 2Q YTD FY16 Actual Actual Growth Drivers as a % of Recurring Fee Revenues Closed Sales 6% 6% Client Losses (2)% (2)% Net New Business 4% 4% Internal Growth (1)% 0% Organic Growth 3% 4% Acquisitions 5% 4% Total Recurring Fee Revenue Growth 8% 9% Growth Drivers as a % of Total Revenues Recurring Fee Revenues 5% 6% Event-Driven 3% 2% Distribution 4% 3% FX/Other (2)% (2)% Total Revenue Growth 11% 9% Adjusted Operating income margin (Non-GAAP) 12.5% 12.0% Note: Net New Business is defined as recurring revenue from closed sales less recurring revenue from client losses. Note: Amounts may not sum due to rounding. Key Financial Drivers

8 ($ in millions, except growth and margins) Investor Communication Solutions (ICS) 2Q15 2Q16 Versus Prior Year 2Q15 YTD 2Q16 YTD Versus Prior Year Recurring Fee Revenues $196 $219 12% $391 $435 11% Total Revenues $404 $472 17% $798 $901 13% Earnings before income taxes $35 $46 33% $72 $80 10% Pre-tax Margins 8.6% 9.8% 120 bps 9.1% 8.9% (20) bps Global Technology and Operations (GTO) 2Q15 2Q16 Versus Prior Year 2Q15 YTD 2Q16 YTD Versus Prior Year Total Revenues $174 $180 3% $337 $357 6% Earnings before income taxes $32 $29 (9)% $58 $60 3% Pre-tax Margins 18.5% 16.3% (220) bps 17.2% 16.7% (50) bps Segment Results

9 FY16 Guidance Broadridge Financial Solutions, Inc. Recurring fee revenue growth 10 - 12% Total revenue growth 8 - 10% Adjusted Operating income margins ~18.4% Effective tax rate ~34.8% Adjusted Diluted earnings per share growth 8 - 12% Diluted earnings per share growth 7 - 12% Free cash flows $350M - $400M Closed sales $120M - $160M Segments ICS Total revenue growth 10 - 12% ICS Pre-tax margin ~18.9% GTO Total revenue growth 4 - 6% GTO Pre-tax margins ~17.3% Note: Current guidance remains unchanged from FY2016 guidance issued in August 7, 2015 webcast. Note: Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

10 Closing Summary • Solid Q2 and YTD financial and closed sales performance reflects continued momentum • Reaffirming FY16 guidance • Expect full-year results to be aligned with three-year objectives ▪ Drive sales performance to deliver strong recurring revenue growth ▪ Build-out acquisitions portfolio via tuck-ins with disciplined execution ▪ Committed to capital stewardship that enhances Total Shareholder Return • Remain confident in ability to generate sustainable top quartile Total Shareholder Return over any multi-year period

11 Q&A and Closing Comments There are no slides during this portion of the presentation

12 Appendix

13 Reconciliation of Non-GAAP to GAAP Measures (Unaudited) Three Months Ended December 31, Six Months Ended December 31, 2015 2014 2015 2014 Adjusted Operating income (Non-GAAP) $ 79.7 $ 66.9 $ 148.2 $ 130.4 Acquisition Amortization and Other Costs (9.5) (7.9) (18.9) (14.3) Operating income (GAAP) $ 70.2 $ 59.1 $ 129.3 $ 116.2 Adjusted Operating income margin (Non-GAAP) 12.5% 11.6% 12.0% 11.5% Operating income margin (GAAP) 11.0% 10.3% 10.5% 10.3% Three Months Ended December 31, Six Months Ended December 31, 2015 2014 2015 2014 Adjusted Net earnings (Non-GAAP) $ 46.5 $ 39.9 $ 86.1 $ 76.6 Acquisition Amortization and Other Costs, net of taxes (6.3) (5.3) (12.3) (9.4) Net earnings (GAAP) $ 40.2 $ 34.7 $ 73.8 $ 67.2 Three Months Ended December 31, Six Months Ended December 31, 2015 2014 2015 2014 Adjusted Diluted earnings per share (Non-GAAP) $ 0.38 $ 0.32 $ 0.71 $ 0.62 Acquisition Amortization and Other Costs, net of taxes (0.05) (0.04) (0.10) (0.08) Diluted earnings per share (GAAP) $ 0.33 $ 0.28 $ 0.61 $ 0.54 Six Months Ended December 31, 2015 2014 Free cash flows (Non-GAAP) $ 5.7 $ 55.0 Capital expenditures, software purchases and capitalized internal use software 36.9 15.8 Net cash flows provided by operating activities (GAAP) $ 42.6 $ 70.8 Note: Amounts may not sum due to rounding.

14 Reconciliation of Non-GAAP to GAAP Measures- FY16 Guidance Earnings Per Share Growth Rate (1) FY16 Guidance Adjusted Diluted earnings per share (Non-GAAP) 8% - 12% growth Diluted earnings per share (GAAP) 7% - 12% growth Operating Income Margin (2) FY16 Guidance Adjusted Operating income margin % (Non-GAAP) ~18.4% Operating income margin % (GAAP) ~17.3% (Unaudited) (1) Adjusted Diluted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2016 Non- GAAP Adjusted Diluted EPS guidance estimates exclude estimated Acquisition Amortization and Other Costs, net of taxes, of $0.18 per share. (2) Adjusted Operating income margin % (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2016 Non-GAAP Adjusted Operating income margin % guidance estimates exclude estimated Acquisition Amortization and Other Costs of $34 million. Note: Guidance does not take into consideration the effect of any future acquisitions, additional debt, and/or share repurchases.